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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                              --------------------------

                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934







                                     MAY 28, 1997
                   Date of report (Date of earliest event reported)





                                MICHIGAN BREWERY, INC.
                  (Exact Name of Registrant as Specified in Charter)



         MICHIGAN                   0-20845                 38-3196031
(State or Other Jurisdiction      (Commission             (IRS Employer
     of Incorporation)            File Number)        Identification Number)




                 550 SOUTH WISCONSIN STREET, GAYLORD, MICHIGAN  49735
             (Address of Principal Executive Offices, including Zip Code)


                                    (517) 731-0401
                 (Registrant's Telephone Number, including Area Code)





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ITEM 5   OTHER EVENTS

    Michigan Brewery, Inc. (the "Company") is filing a Cautionary Statement pursuant to the Private Securities Litigation Reform Act of 1995 (the "Act") for use as a readily available written document to which reference may be made in connection with forward-looking statements, as defined in the Act.

ITEM 7   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c)  Exhibits

         99 - Cautionary Statement

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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on May 28, 1997.

                                  MICHIGAN BREWERY, INC.


                                  By:  /s/Anthony P. Dombrowski
                                      ----------------------------------------
                                       Anthony P. Dombrowski
                                       Chief Financial Officer and Treasurer

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                                    EXHIBIT INDEX


EXHIBIT
NUMBER   DESCRIPTION
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  99     Cautionary Statement